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                                                                    Exhibit 10.1

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                           AMENDMENT NUMBER THREE TO
                          LOAN AND SECURITY AGREEMENT

                                BY AND BETWEEN

                          MIDCOM COMMUNICATIONS INC.,
                                 ADVAL, INC.,
                            ADVAL DATA CORPORATION,
                           ADVANCED NETWORK DESIGN,
                         CEL-TECH INTERNATIONAL CORP.,
                                     AND
                                  PACNET INC.

                                     AND

                         FOOTHILL CAPITAL CORPORATION

                        DATED AS OF SEPTEMBER 17, 1997

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                           AMENDMENT NUMBER THREE TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     THIS AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (THIS "AMENDMENT"), is entered into as of September 17, 1997, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-33333, MIDCOM COMMUNICATIONS INC., a Washington corporation ("Midcom"), with its chief executive office located at 26899 Northwest Highway, Suite 418, Southfield, Michigan 46034, ADVAL, INC., an Oregon corporation ("AdVal"), with its chief executive office located at 200 Galeria Office Center, Southfield, Michigan 48034, ADVAL DATA CORPORATION, an Oregon corporation ("AdVal Data"), with its chief executive office located at 200 Galeria Office Center, Southfield, Michigan 48034, ADVANCED NETWORK DESIGN, a California corporation ("A.N.D."), with its chief executive office located at 14849 Firestone Boulevard, La Mirada, California 90638, CEL-TECH International Corp., a Washington Corporation ("Cel-Tech") with its chief executive offices located at 12826 SE 40th Lane, Factoria, Washington 98004, and PACNET INC., a Washington corporation ("PacNet"), with its chief executive office located at 26899 Northwest Highway, Suite 418, Southfield, Michigan 46034 (collectively, and jointly and severally, the "Borrowers").

This Amendment is entered into with reference to the following facts:

     A. Foothill and the Borrowers have previously entered into that certain Loan and Security Agreement, dated as of February 27, 1997 (the "Original Agreement");

     B. Foothill and the Borrowers have previously entered into that certain Amendment Number One to Loan and Security Agreement (the "First Amendment"), dated as of April 1, 1997 and that certain Amendment Number Two to Loan and Security Agreement (the "Second Amendment"), dated as of May 29, 1997 (the Original Agreement, as amended by the First Amendment and the Second Amendment, is referred to herein as the "Agreement");

     C. The Borrowers have requested that Foothill make certain additional amendments to the Agreement, inter alia, to extend additional financing in the amount of up to $8,000,000, as set forth in this Amendment;

     D. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

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     E.   All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and the Borrowers hereby agree as follows:

          1.   Amendments to the Agreement.

               a. Section 1.1 of the Agreement hereby is amended by adding the following new defined terms in alphabetical order:

               "Gross Accounts" means 100% of the gross amount of all Accounts, including any unbilled Accounts as calculated in accordance with generally accepted accounting principles, excluding, however, all credit insurance, guaranties, or security therefore.

               "Line Block Amount" means (a) from the date on which the Term Loan is first made and until such date as all amounts outstanding under the Term Loan are repaid in full in cash, the lesser of (i) $10,000,000 and
     (ii) the sum of $10,000,000 minus an amount, if any, equal to that portion of the Borrowing Base composed of Borrowers' Eligible Accounts (and only that portion of the Borrowing Base composed of Eligible Accounts) in excess of $12,000,000, and (b) from and after the date on which all amounts outstanding under the Term Loan are repaid in full in cash, $0.

               "Term Loan" means the term loan  made pursuant to, and defined in
     Section 2.1A hereof.

               "Term Loan Commitment Letter" means that certain letter agreement dated as of August 14, 1997 from Foothill to Borrower concerning the provision of certain additional financing to Borrower.

               "Third Amendment" means that certain Amendment Number Three to Loan and Security Agreement, dated as of September 17, 1997, between Foothill and the Borrowers.

               "Warrants" means those certain warrants, in form and substance satisfactory to Foothill and its counsel in their sole discretion, convertible into and exercisable for 100,000 shares of Midcom's common stock, par value $.0001 per share, issued to Foothill by Midcom pursuant to the Term Loan Commitment Letter, and any related documents required by Foothill and its Counsel.

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               b.   The following definitions contained in Section 1.1 of the
Agreement hereby are deleted in their entirety and the following hereby are substituted in lieu thereof:

               "Advances" means the advances, made pursuant to, and defined in
     Section 2.1(a)

               "Average Unused Portion of Facility" means, as of the first day of any month, the non-negative amount equal to (a) the then Maximum Amount (giving effect to any increases thereof, if any, that have become effective before, or that become effective on, such day), minus (b) the sum of (x) the average Daily Balance of Advances that were outstanding during the immediately preceding month and (y) the outstanding principal amount of the Term Loan on such day.

               "Loan Documents" means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Disbursement Letter, the Lockbox Agreements, the Pledge Agreement, the Trademark Security Agreement, any Mortgages hereafter delivered by any one or more of the Borrowers to Foothill, the Suretyship Agreement, the Intercreditor Agreements, the Control Agreements, any note or notes executed by any one or more of the Borrowers and payable to Foothill, the Term Loan Commitment Letter, the Warrants, and any other agreement entered into, now or in the future, in connection with this Agreement.

               "Maximum Amount" means, subject to increase as set forth below, $30,000,000 minus the Line Block Amount. From time to time after the date on which all amounts outstanding under the Term Loan are repaid in full, in cash, Borrower may request an increase in the Maximum Amount, on one or more occasions, in increments of $5,000,000 or an integral multiple thereof, to an amount not to exceed $50,000,000, such increases to become effective in each instance, prospectively, subject to the prior or concurrent satisfaction of the Maximum Amount Increase Conditions.

               "Maximum Foothill Amount" means that portion of the Maximum Amount for which Foothill shall be responsible, exclusive of any participations with Participants. The Maximum Foothill Amount shall be equal to the Maximum Amount until such time as Foothill shall obtain one or more Participants satisfactory to Foothill to provide commitments in respect hereof on terms and conditions satisfactory to Foothill, at which time the Maximum Foothill Amount shall be reduced Dollar-for-Dollar by the amount of commitments so provided by such Participants; provided, however, that in no event shall the Maximum Foothill Amount be less than the lower of $15,000,000 and 50% of the Maximum Amount.

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               "Obligations" means the Term Loan, the Advances, and all other loans, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations owing to Foothill, premiums (including Early Termination Premiums), liabilities (including all amounts charged to the Loan Account pursuant hereto), obligations, fees or Foothill Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued) lease payments, guaranties, covenants, and duties owing by Midcom or any other Borrower to Foothill of any kind description (whether pursuant to or evidenced by the Loan Documents or pursuant to any other agreement between Foothill and any Borrower, and irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any debt, liability, or obligation owing from any Borrower to others that Foothill may have obtained by assignment or otherwise, and further including all interest not paid when due and all Foothill Expenses that any Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

               c. The following new Section 2.1A is added to the Agreement as follows:

               2.1A TERM LOAN. Foothill has agreed to convert the Overadvance made pursuant to the Term Loan Commitment Letter to a term loan (the "Term Loan") to Borrower in the original principal amount of $8,000,000 effective upon the satisfaction of the conditions set forth in the Third Amendment. The outstanding principal balance and all accrued and unpaid interest under the Term Loan shall be due and payable on the earlier or (i) November 1, 1997 or (ii) upon the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. The unpaid principal balance of the Term Loan may be prepaid in whole or in part without penalty or premium at any time during the term of this Agreement upon 30 days prior written notice by Borrower to Foothill. Without limiting anything in the forgoing, there shall be no Early Termination Premium payable with respect to the Term Loan at any time.

               d. Section 2.1(c) of the Agreement is hereby amended and restated in its entirety as follows:

                    (1)  Section 2.1(c) of the Agreement:

     (c) Foothill shall have no obligation to make Advances hereunder to the extent they would cause the outstanding Obligations to exceed the lesser of
     (i) the Maximum Amount and (ii) the Gross Accounts. In addition, Foothill shall have no obligation to make Advances hereunder to the extent they would cause the

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     outstanding Obligations to exceed the lesser of (x) the Maximum Foothill
     Amount plus the Syndicated Amount and (y) the Gross Accounts.

               e. Section 2.2 of the Agreement is amended and restated in its entirety as follows:

               2.2  OVERADVANCES.

                    (a) If, at any time or for any reason, the aggregate amount of Obligations with respect to Advances owed by Borrower to Foothill pursuant to Section 2.1 is greater than either the dollar or percentage limitations set forth in Section 2.1 (an "Overadvance"), Borrower immediately shall pay to Foothill, in cash, the amount of such excess to be used by Foothill to repay Advances outstanding under Section 2.1.

                    (b) If, at any time or for any reason, the aggregate amount of all Obligations owed by Borrower to Foothill exceeds the lesser of (i) the Maximum Amount and (ii) the Gross Accounts, Borrower immediately shall pay to Foothill, in cash, the amount of such excess to be used by Foothill to repay Advances outstanding under Section 2.1.

               f. Sections 2.3(a), 2.3(b), and 2.3(d) of the Agreement are hereby amended and restated in their entirety as follows:

     (a) Except as provided in Section 2.3(b), (i) the Term Loan shall bear interest at a per annum rate of 15.00 percent, and (ii) all other Obligations (except for the Term Loan) shall bear interest at a per annum rate of the Reference Rate plus 1.00 percentage points.

     (b) Default Rate. From and after the occurrence and during the continuation of an Event of Default, (i) the Term Loan shall bear interest at a per annum rate equal to 18.00 percent, and (ii) all other Obligations (except for the Term Loan) shall bear interest at a per annum rate equal to Reference Rate plus 4.00 percentage points.

     (d) Payments. Interest hereunder shall be due and payable, in arrears, on the first day of each month during the term hereof. Each Borrower hereby authorizes Foothill to charge, and (unless Foothill receives instructions from an Authorized Officer regarding alternative means of payment acceptable to Foothill in respect thereof), Foothill shall charge, without prior notice to Borrower, such interest, all Foothill Expenses (as and when incurred), and all installments or other payments due under the Term Loan or any Loan Document to the Loan Account, which amounts thereafter shall accrue interest at the rate then applicable to Advances

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     hereunder. Any interest not paid when due shall be compounded and shall thereafter accrue interest at the rate then applicable to Advances hereunder.

               g. The first sentence of Section 2.7 of the Agreement is amended and restated in its entirety as follows:

               Foothill shall maintain an account on its books in the name of the Borrowers (the "Loan Account") on which the Borrowers will be charged with all Advances and the Term Loan made by Foothill to the Borrowers or for the Borrowers' account, including, accrued interest, Foothill Expenses, and any other payment Obligations of the Borrowers, in accordance with
     Section 2.5 and on which the Borrowers will be credited with all payments received by Foothill from any Borrower or for the Borrower's account, including all amounts received in the Foothill Account from any Lockbox Bank.

               h. The following new Section 2.8(f) is added to the Agreement as follows:

     (f) Term Loan Commitment Fee. A one time commitment fee of One Hundred Sixty Thousand Dollars ($160,000), which is earned, in full, upon Foothill's receipt of a duly executed counterpart to the Term Loan Commitment Letter.

               i. The introductory phrase to Section 3.2 of the Agreement is amended and restated in its entirety as follows:

               3.2 CONDITIONS PRECEDENT TO ALL ADVANCES AND THE TERM LOAN. The following shall be conditions precedent to all Advances and the Term Loan hereunder:

               j. The introductory phrase to Article 5 of the Agreement is amended and restated in its entirety as follows:

               In order to induce Foothill to enter into this Agreement, each Borrower makes the following representations and warranties with respect to such Borrower or its assets, which shall be true, correct, and complete in all respects as of the Effective Date, and at and as of the date of making of each Advance or the Term Loan made thereafter, as though made on and as of the date of such Advance or the Term Loan, (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

               k. Section 7.18 of the Agreement is hereby amended and restated in its entirety as follows:

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          7.18 USE OF PROCEEDS. Use the proceeds of the Advances and the Term
Loan made hereunder for any purpose other than (a) to pay transactional costs and expenses incurred in connection with this Agreement, and (b) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted corporate purposes.

          2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Foothill that:

               (a) The execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; and

               (b) This Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors rights generally.

          3. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following, on or before the Third Amendment Closing Deadline, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

               a. Foothill shall have received each of the following documents, in form and substance satisfactory to Foothill and its counsel, duly executed, and each such document shall be in full force and effect:

                    (1)  this Amendment; and

                    (2)  the Warrants.

               b. Foothill shall have received an opinion of counsel from counsel to the Borrowers acceptable to Foothill and its counsel.

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               c.   The representations and warranties in this Amendment, the
Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               d. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, no shall result from the consummation of the transactions contemplated herein;

               e. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Borrowers or Foothill; and

               f. No material adverse change shall have occurred in the financial condition of the Borrowers, any guarantor, or in the value of the Collateral;

               g. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

          4. FURTHER ASSURANCES. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time fully to consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

          5.   PAYMENT OF TERM LOAN COMMITMENT FEE.

               a. The Borrowers and Foothill hereby acknowledge that (i) the Borrower's have executed and delivered a counterpart of the Term Loan Commitment Letter to Foothill on August 14, 1997, and (ii) Foothill has received such counterpart and has charged the term loan commitment fee specified therein and in Section 2.8(f) of the Agreement, as amended by this Amendment, to Borrower's Loan Account on that date.

          6.   MISCELLANEOUS.

               a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words

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of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               c. As used in this Amendment, "Third Amendment Closing Deadline" means September 17, 1997.

               d. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

               e. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                 [Remainder of page intentionally left blank.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                       MIDCOM COMMUNICATIONS INC.,
                                       a Washington corporation

                                       By
                                          ----------------------------------
                                       Title: President and CEO
                                              ------------------------------


                                       ADVAL, INC.,
                                       an Oregon corporation

                                       By
                                          ----------------------------------
                                       Title: President and CEO
                                              ------------------------------


                                       ADVAL DATA CORPORATION,
                                       an Oregon corporation

                                       By
                                          ----------------------------------
                                       Title: President and CEO
                                              ------------------------------


                                       ADVANCED NETWORK DESIGN,
                                       a California corporation

                                       By
                                          ----------------------------------
                                       Title: President and CEO
                                              ------------------------------


                                       CEL-TECH INTERNATIONAL CORP.,
                                       a Washington corporation

                                       By
                                          ----------------------------------
                                       Title: President and CEO
                                              ------------------------------

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                                       PACNET INC.,
                                       a Washington corporation

                                       By
                                          ----------------------------------
                                       Title: President and CEO
                                              ------------------------------


                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation

                                       By
                                          ----------------------------------
                                       Title:
                                              ------------------------------

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                                       PACNET INC.,
                                       a Washington corporation

                                       By
                                          ----------------------------------
                                       Title:
                                              ------------------------------


                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation

                                       By
                                          ----------------------------------
                                       Title: Senior Vice President
                                              ------------------------------

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